UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

FLYWHEEL ADVANCED TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-167130	27-2473958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 455 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 66860563

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Flywheel Advanced Technology, Inc. (the “Company”) is filing this Form 8-K/A (this “Amendment”) to its Current Report on Form 8-K as originally filed with the Securities and Exchange Commission on March 24, 2023 (the “Original Filing”), solely to amend and restate the “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Certain Transactions” sections contained in Item 2.01 of the Original Filing and add an Item 8.01 to reflect our majority shareholder’s sale of shares of its common stock. Said sections need to be corrected or added to reflect the issuance of shares pursuant to agreements which were not identified in the Original Filing. No other changes have been made to the Original Filing.

Except for said sections of the Original Filing, this Amendment does not modify or update the disclosures presented in, or exhibits to, the Original Filing in any way. This Amendment has not been updated to reflect events that occurred after March 24, 2023, the filing date of the Original Filing. Accordingly, this Amendment should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Filing, including any amendments to those filings.

Section 2 Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 2.01 of the Original Filing is hereby amended as follows:

The section titled “Security Ownership of Certain Beneficial Owners and Management” under Item 2.01 of the Original Filing is hereby amended and restated in its entirety as follows:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of March 23, 2023, by (i) each person who is known by the Company to own beneficially more than 5% of any classes of outstanding common stock, (ii) each director of the Company, (iii) each of the Chief Executive Officers and the executive officers (collectively, the “Named Executive Officers”) and (iv) all directors and executive officers of the Company as a group based upon 28,141,164 shares outstanding as of March 23, 2023.

Name and Address of Beneficial Owners of common stock [1]	Title of Class	Amount and Nature of Beneficial Ownership	% of Common Stock
Tang Siu Fung [2]	Common Stock	11,435,453	40.64%
Cheng Sin Yi	—	—	*
Ho Yiu Chung	~~—~~	~~—~~	~~*~~

DIRECTORS AND OFFICERS – TOTAL (3 persons)		11,435,453	40.64%
5% SHAREHOLDERS
Sparta Universal Industrial Ltd. [2]	Common Stock	11,435,453	40.64%
QBS Flywheel Limited [3]	Common Stock	8,939,600	31.77%
Sau Ping Leung[4]	Common Stock	1,450,000	5.15%
So Ha Tsang[4]	Common Stock	1,450,000	5.15%

* Less than 1%

1.	Unless otherwise indicated, the business address of each individual or entity listed in the table is c/o: Flywheel Advanced Technology, Inc., 123 West Nye Lane, Suite 455, Carson City, Nevada 83702.

2.	Our President, Chief Executive Officer and Chairman of the Board, Mr. Tang, is the controlling shareholder of Sparta Universal Industrial Ltd., which holds 16,200,000 shares of the Company’s common stock.

3.	The business address for QBS Flywheel Limited is “GATEWAY” L36, 1 Macquarie PI, Sydney, NSW 2000, Australia.

4.	Each of Sau Ping Leung and So Ha Tsang are entitled to 1,450,000 shares of common stock as a result of contracts executed February and March 2022. See “Certain Relationships and Related Transactions”.

The section titled “Certain Relationships And Related Transactions” under Item 2.01 of the Original Filing is hereby amended and restated in its entirety as follows:

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000.00 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

Except as disclosed below, since the beginning of the fiscal year preceding the last fiscal year none of the following persons has had any direct or indirect material interest in any transaction to which our Company was or is a party, or in any proposed transaction to which our Company proposes to be a party:

●	any Director or officer of our Company;

●	any proposed Director or officer of our Company;

●	any person who beneficially owns, directly or indirectly, shares carrying more than 5 percent of the voting rights attached to our Common Stock; or

●	any member of the immediate family of any of the foregoing persons (including a spouse, parents, children, siblings, and in-laws).

On July 13, 2021, pursuant to a Stock Purchase Agreement between NYJJ and Sparta, wherein Sparta purchased the A-1 Preferred Shares of the Company. As a result, Sparta became an approximately 90% holder of the voting rights of the issued and outstanding shares of the Company, on a fully diluted basis, and became the controlling shareholder. Sparta is controlled by Tang Siu Fung, our chief executive officer and chairman of the board of directors.

On September 15, 2022, Sparta provided notice to the Company to convert all of the issued and outstanding A-1 Preferred Shares into 16,200,000 shares of common stock. The board of directors of the Company approved the conversion and agreed that the Company would not charge any fee or expense for such conversion. As of said date, Sparta was the holder of 16,200,000 shares of common stock then issued and outstanding, or approximately 60.7%.

QBS System owed $84,171 and $98,112 as of March 31, 2022, and 2021, respectively, for advances from a director, Mr. Wong Chi Fung, which amounts are repayable on demand and interest free.

QBS System owes QBS Group Limited, of which the director of QBS System Mr. Wong Chi Fung is the director and shareholder, $293,817 and $296,968 as of March 31, 2022, and 2021, respectively, for advances from QBS Group Limited, which amounts are repayable on demand and interest-free.

As of March 22, 2023, the Company was contractually obligated to issue 1,450,000 shares of common stock to each of Sau Ping Leung and So Ha Tsang. These two individuals collectively hold 30% of Blue Print Global, Inc., a British Virgin Islands which is a subsidiary of the Company.

Section 8 – Other Events

Item 8.01 Other Event

As of March 22, 2023, Sparta, our majority stockholder, entered into subscription agreements with 29 investors pursuant to which Sparta sold 4,764,547 shares of common stock of the Company for an aggregate purchase price of $12,975,348.18. The sale was made pursuant to an exemption from securities registration provided under Regulation S of the Securities Act. Prior to the transaction, Sparta held 16,200,000 shares of the Company’s common stock. As a result of this transaction, Sparta now holds 11,435,453 shares or 40.64% of the Company’s issued and outstanding common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLYWHEEL ADVANCED TECHNOLOGY, INC.

Dated: June 2, 2023	By:	/s/ Tang Siu Fung
Tang Siu Fung Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)